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                                                                  Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333 - 78943) of WorldGate Communications, Inc. and its subsidiaries of our reports dated February 18, 2000 relating to the financial statements and financial statement schedule, which appear in this Form 10-K.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
March 28, 2000